UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2016

GREAT SOUTHERN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date November 15, 2016	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

GREAT SOUTHERN BANCORP, INC.

INVESTOR PRESENTATION

NOVEMBER | 2016

Forward-Looking Statements

When used in documents filed or furnished by Great Southern Bancorp, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in this presentation, press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from Great Southern's banking center consolidations might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Fifth Third Bank branch acquisition and the Company's other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iii) changes in economic conditions, either nationally or in the Company's market areas; (iv) fluctuations in interest rates; (v) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vi) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vii) the Company's ability to access cost-effective funding; (viii) fluctuations in real estate values and both residential and commercial real estate market conditions; (ix) demand for loans and deposits in the Company's market areas; (x) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xi) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xii) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xiii) changes in accounting principles, policies or guidelines; (xiv) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xv) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xvi) costs and effects of litigation, including settlements and judgments; and (xvii) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Great Southern Snapshot



183,000
Customer Households
100+
Offices
1,290+
Associates

Financial Highlights ($ in millions)

	As of or for the Year Ended December 31, 2014	As of or for the Year Ended December 31, 2015	As of or for the Nine Months Ended September 30, 2016
Balance Sheet			
Total Assets	$3,951	$4,104	$4,442
Loans Held-for-Investment	$3,077	$3,379	$3,724
Loans Held-for-Sale	$15	$12	$13
Total Deposits	$2,991	$3,269	$3,562
Total Equity [1]	$420	$398	$422
Common Equity	$362	$398	$422
Profitability			
ROAA	1.14%	1.14%	1.03%
ROATCE [2]	12.71%	12.20%	11.26%
Net Interest Margin [5]	4.84%	4.53%	4.11%
Efficiency Ratio	66.30%	62.85%	63.55%
Capital			
TCE / TA [3]	8.98%	9.58%	9.24%
Common Equity Tier 1 Ratio	10.64%	10.81%	10.16%
Tier 1 Ratio	13.34%	11.50%	10.78%
Total Risk-Based Ratio	14.52%	12.56%	13.57%
Leverage Ratio	11.13%	10.20%	9.79%
Asset Quality [4]			
Allowance For Loan Losses / Loans	1.34%	1.20%	1.05%
NPAs / Loans & OREO	1.39%	1.28%	0.97%
Allowance For Loan Losses / NPLs	471.77%	230.24%	280.89%
Annualized NCOs / Avg. Loans	0.24%	0.20%	0.32%
Gross NPAs / Assets	1.11%	1.07%	0.82%
NPLs / Loans	0.26%	0.49%	0.35%

1) GSBC redeemed SBLF in 2015
2) See appendix for reconciliation of return on tangible common equity (page 24)
3) See appendix for reconciliation of tangible common equity to tangible assets (page 24)
4) Excludes FDIC-acquired assets
5) Non-interest expense divided by the sum of net interest income plus non-interest income

Banking Center Network

104 banking centers / 2 commercial loan offices

In last three years:

- Consolidated 31 banking centers - 24 in Missouri, six in Iowa, and one in Kansas
- Sold two offices in Missouri
- Acquired 24 banking centers - 13 in Missouri and 11 in Iowa
- Opened five new banking centers – Omaha, Neb., Fayetteville, Ark., Ferguson, Mo., Columbia, Mo., and Overland Park, Kan., with commercial lending office relocation
- Relocated/replaced four banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., and Ames, Iowa


MINNESOTA
4 banking centers
IOWA
19 banking centers
63 banking centers / offices
5 banking centers
NEBRASKA
MISSOURI
ST LOUIS METRO
11 banking centers / offices
KANSAS
Commercial lending office
OKLAHOMA
ARKANSAS
2 banking centers
Commercial lending office
TEXAS

Financial Performance: Consistent Growth



Total Assets
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
4.7% CAGR
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016



Total Loans
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
12.2% CAGR
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016



Tangible Common Equity[1]
$450
$400
$350
$300
$250
$200
$150
9.5% CAGR
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016

1) See appendix for reconciliation of tangible common equity (page 24)

Growth Through Strategic Acquisitions

Significant Acquisitions

	Target	Acquisition Date	County	State	Acquired Loans ($mm)	Acquired Deposits ($mm)	Number of Branches	Deposit Premium (%)
FDIC-assisted	Valley Bank	6/20/2014	Scott	IA	193.2	365.6	13	–
FDIC-assisted	InterBank	4/27/2012	Hennepin	MN	393.3	454.3	4	–
FDIC-assisted	Sun Security Bank	10/7/2011	Various	MO	240.5	280.1	27	–
FDIC-assisted	Vantus Bank	9/4/2009	Woodbury	IA	331.5	349.9	15	0.5
FDIC-assisted	TeamBank	3/20/2009	Miami	KS	435.8	512.0	17	1.0
Branches	Fifth Third Bancorp	1/29/2016	St. Louis	MO	158.9	228.3	12	3.1
Branches	Boulevard Bank	3/21/2014	Newton	MO	10.9	92.6	2	1.1

Financial Performance: Profitability

Net Income ($mm)



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
-
14.3% CAGR
$23.9
$30.3
$48.7
$33.7
$43.5
$46.5
$33.5
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

Efficiency Ratio[1]



54.17%
56.98%
51.44%
64.05%
66.30%
62.85%
63.55%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

ROATCE[2]



8.27%
10.33%
16.73%
10.51%
12.71%
12.20%
11.26%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

ROAA



0.68%
0.87%
1.22%
0.89%
1.14%
1.14%
1.03%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

EPS (Fully Diluted)



$1.46
$1.93
$3.54
$2.42
$3.10
$3.28
$2.39
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

1) Non-interest expense divided by the sum of net interest income plus non-interest income
2) See appendix for reconciliation of return on tangible common equity (page 24)

Capital


In thousands, except book value per common share
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$19.78
$22.94
$23.60
$26.30
$28.67
$30.32
2011
2012
2013
2014
2015
9/30/2016
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

Capital Ratios and Balances

Consolidated	September 30, 2016
Tier 1 Common Ratio	10.2%
Tier 1 Ratio	10.8%
Total Risk-Based Ratio	13.6%
Leverage Ratio	9.8%



$600
$ in millions
$500
$400
$300
$200
$100
-
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016

Bank	September 30, 2016
Tier 1 Common Ratio	11.8%
Tier 1 Ratio	11.8%
Total Risk-Based Ratio	12.7%
Leverage Ratio	10.7%



$600
$ in millions
$500
$400
$300
$200
$100
-
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016

Tangible Common Equity | Tier 1 Capital | Total Capital | TARP / SBLF

Diversified Legacy Loan Portfolio[1]

By Loan Type



Commercial Business 9%
Bonds 1%
Const. & Land Dev. 9%
Consumer² 19%
$3.4B
Single Family Real Estate 11%
Commercial Real Estate 33%
Multifamily Real Estate 18%

By Region



Other Regions 13%
St. Louis 19%
Texas 8%
Oklahoma 6%
$3.4B
Springfield 13%
Fayetteville 3%
Iowa/ Nebraska/ South Dakota 8%
Other Arkansas 2%
Kansas City 7%
Branson 3%
Other Kansas 3%
Minnesota 3%
Other Missouri 12%

Note: Data as of September 30, 2016
1) Loans other than those acquired in FDIC-assisted transactions
2) Includes Home Equity Loans of $104.2 million

Total Loans* – Net Growth


In millions
$600
$500
$400
$300
$200
$100
$0
*Excludes acquired covered and non-covered loans in FDIC transactions & mortgage loans held for sale
$125.4
$67.0
$257.9
$525.5
$397.3
$403.4
Includes $133M – Fifth Third Loans
2011
2012
2013
2014
2015
9/30/2016

Loan Composition Trends



9% 11% 28% 11% 13% 9% 19%
9% 10% 29% 12% 13% 10% 17%
9% 10% 30% 12% 13% 10% 16%
9% 12% 29% 12% 13% 10% 15%
8% 11% 30% 13% 13% 11% 14%
8% 11% 28% 13% 12% 11% 17%
7% 11% 27% 15% 12% 13% 15%
7% 11% 28% 15% 12% 14% 13%
7% 11% 28% 16% 12% 14% 12%
7% 11% 28% 16% 12% 14% 12%
7% 11% 28% 16% 12% 15% 11%
7% 11% 27% 19% 10% 16% 10%
10% 10% 26% 19% 10% 16% 9%
9% 12% 27% 19% 9% 16% 8%
8% 15% 27% 18% 9% 16% 7%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
2016
Single Family
Multifamily
Commercial
Construction & Land Development
Commercial Business
Consumer
Acquired (covered & non-covered)

Gross Loans ($ in millions)	2013				2014				2015				2016		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Real Estate Loans:															
Single Family	$227	$229	$230	$235	$236	$238	$222	$231	$239	$241	$250	$260	$377	$366	$353
Multifamily	272	260	252	326	310	343	353	392	396	386	408	420	415	522	643
Commercial	699	723	758	781	828	845	872	946	966	1,015	1,042	1,043	1,048	1,154	1,173
Construction & Land Development	280	308	305	317	349	410	490	514	566	581	579	721	752	816	797
Commercial Business	330	320	321	357	361	375	393	395	408	431	449	395	389	401	373
Consumer	229	242	263	275	301	346	414	468	493	518	556	599	643	660	672
Acquired (covered & non-covered)	488	442	413	386	375	523	498	458	438	416	387	363	344	322	305
Total [1]	**$2,525**	**$2,524**	**$2,542**	**$2,677**	**$2,760**	**$3,080**	**$3,242**	**$3,404**	**$3,506**	**$3,588**	**$3,671**	**$3,801**	**$3,968**	**$4,241**	**$4,316**

1) Includes undisbursed portion of loans in process and deferred loan fees and gain, net

Asset Quality Trends[1]

NPAs / Assets


2.30%
1.96%
1.84%
1.75%
1.11%
1.07%
0.82%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Q3

NCOs / Average Loans


2.05%
2.09%
2.43%
0.91%
0.24%
0.20%
0.32%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Q3 YTD

Reserves / Loans


2.48%
2.33%
2.21%
1.92%
1.34%
1.20%
1.05%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Q3

Reserves / NPLs


141.02%
149.95%
180.84%
201.53%
471.77%
230.24%
280.89%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Q3

1) Excludes FDIC-acquired assets

Favorable Deposit Mix
As of 9/30/2016 - $3.6 billion

By Type


CDARS Customer 0.4%
Brokered CDs 8.5%
Checking & Savings 59.6%
CDs 31.5%

By Region


Northwest Arkansas 0.5%
Nebraska 1.4%
Quad Cities IA Metro 2.5%
Minnesota 7.0%
Springfield MO Metro 38.8%
Des Moines Metro/Central Iowa 6.1%
Sioux City IA Metro 6.7%
All Other Kansas 4.7%
Kansas City Metro 3.6%
St. Louis Metro 13.1%
All Other Missouri 15.6%

Deposit Composition Trends



13% 52% 22% 7% 6%
14% 52% 21% 8% 5%
19% 44% 19% 13% 5%
19% 46% 18% 12% 5%
18% 49% 18% 11% 4%
17% 48% 17% 10% 8%
17% 46% 18% 10% 9%
17% 46% 18% 11% 8%
17% 45% 16% 13% 9%
17% 43% 16% 14% 10%
17% 43% 16% 15% 9%
18% 43% 15% 16% 8%
18% 44% 15% 16% 7%
18% 44% 15% 16% 7%
17% 42% 15% 18% 8%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
2016
Non-interest Bearing Demand
Interest-bearing Demand and Savings
Retail Time
Time: $100,000 - $250,000
Time: > $250,000

$ in millions	2013				2014				2015				2016		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Non-interest Bearing Demand	$414	$425	$541	$523	$558	$551	$522	$518	$550	$544	$540	$572	$615	$596	$618
Interest-bearing Demand and Savings	1,674	1,551	1,272	1,292	1,463	1,540	1,425	1,375	1,474	1,388	1,410	1,409	1,531	1,488	1,506
Retail Time	694	642	553	520	531	553	539	521	522	518	519	500	526	519	526
Time: $100,000 - $250,000	238	238	358	343	336	309	302	337	411	440	496	529	541	541	644
Time: > $250,000	200	158	129	131	128	249	283	240	302	306	282	259	256	240	268
Total Deposits	$3,220	$3,014	$2,853	$2,809	$3,016	$3,202	$3,071	$2,991	$3,259	$3,196	$3,247	$3,269	$3,469	$3,384	$3,562

Core Net Interest Margin[1]



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Loan Yield
NIM
Cost of Funds
6.26%
6.08%
5.76%
5.35%
4.94%
4.60%
4.44%
3.32%
3.61%
3.60%
3.66%
3.83%
3.76%
3.67%
1.50%
1.11%
0.78%
0.57%
0.46%
0.44%
0.53%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

1) See appendix for reconciliation of core net interest margin (page 23)

Net Interest Margin



Loan Yield
NIM
Cost of Funds
8.00%
6.00%
4.00%
2.00%
0.00%
7.22%
8.53%
7.31%
6.82%
6.20%
5.48%
4.93%
3.93%
5.17%
4.61%
4.70%
4.84%
4.53%
4.11%
1.50%
1.11%
0.78%
0.57%
0.46%
0.44%
0.53%
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
3Q2016 YTD

Key Markets

MSA	Number of Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Total Population 2017 (Actual)	Population Change 2010-2017 (%)	Projected Population Change 2017-2022 (%)	Median HH Income 2016 ($)	Projected HH Income Change 2017-2022 (%)
Springfield, MO	22	1,217,725	35.69	462,484	5.90	3.60	45,552	5.81
Saint Louis, MO-IL	20	456,521	13.38	2,819,371	1.14	1.13	59,287	7.16
Minneapolis-St. Paul-Bloomington, MN-WI	4	251,875	7.38	3,573,772	6.72	4.38	72,729	8.59
Sioux City, IA-NE-SD	6	224,202	6.57	169,272	0.42	1.37	51,953	5.99
Kansas City, MO-KS	11	188,454	5.52	2,111,453	5.08	3.26	60,635	6.16
Davenport-Moline-Rock Island, IA-IL	5	94,609	2.77	383,950	1.12	0.97	53,729	3.35
Des Moines-West Des Moines, IA	4	85,425	2.50	639,120	12.20	6.31	67,336	8.43
Omaha-Council Bluffs, NE-IA	4	48,054	1.41	930,004	7.47	4.81	61,538	6.86
Fayetteville-Springdale-Rogers, AR-MO	2	18,072	0.53	529,125	14.23	6.92	53,335	11.51
Tulsa, OK	1	0	0.00	995,011	6.14	4.56	53,578	9.53
Dallas-Fort Worth-Arlington, TX	1	0	0.00	7,295,086	13.52	8.06	63,812	7.43

Source: SNL Financial
Deposits as of 6/30/2016

Quarterly Cash Dividends Paid on Common Stock



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Q1
Q2
Q3
Q4

Why Great Southern?

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

Thank You

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Appendix

Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income, core net interest margin, return on average tangible common equity, and tangible common equity to tangible assets.

We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans we acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions.

In calculating return on average tangible common equity and the ratio of tangible common equity to tangible assets, we subtract average intangible assets from average common equity and intangible assets from common equity and from total assets. Management believes that the presentation of these measures excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as they provide a method to assess management's success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance.

These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non-GAAP Reconciliation: Core Net Interest Income and Core Net Interest Margin

	FY 2010		FY 2011		FY 2012		FY 2013		FY 2014		FY 2015		Nine Months Ended 09/30/16	
	$000	%	$000	%	$000	%	$000	%	$000	%	$000	%	$000	%
Reported net interest income/margin	$125,341	3.93	$163,521	5.17	$165,131	4.61	$159,592	4.70	$167,561	4.84	$168,354	4.53	$122,808	4.11
Less: Impact of loss share adjustments	19,452	0.61	49,208	1.56	36,186	1.01	35,211	1.04	34,974	1.01	28,531	0.77	13,251	0.44
Core net interest income/margin	$105,889	3.32	$114,313	3.61	$128,945	3.60	$124,381	3.66	$132,587	3.83	$139,823	3.76	$109,557	3.67

Non-GAAP Reconciliation (con't)

Non-GAAP Reconciliation: Return on Average Tangible Common Equity and Tangible Common Equity to Tangible Assets

($ in thousands)

		FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	Nine Months Ended 09/30/16
Net Income Available to Common Shareholders	(a)	$20,462	$26,259	$48,098	$33,150	$42,950	$45,948	$33,548
Average Common Equity		$253,319	$259,315	$294,339	$320,707	$344,727	$383,439	$409,764
Less: Average Intangible Assets		5,822	5,208	6,865	5,229	6,706	6,679	12,541
Average Tangible Common Equity	(b)	$247,497	$254,107	$287,474	$315,478	$338,021	$376,760	$397,223
Return on Average Tangible Common Equity	(a)/(b)	8.27%	10.33%	16.73%	10.51%	12.71%	12.20%	11.26% (A)
Common Equity At Period End		$247,529	$266,644	$311,931	$322,755	$361,802	$398,227	$422,129
Less: Intangible Assets At Period End		5,395	6,929	5,811	4,583	7,508	5,758	12,913
Tangible Common Equity At Period End	(c)	$242,134	$259,715	$306,120	$318,172	$354,294	$392,469	$409,216
Total Assets at Period End		$3,411,505	$3,790,012	$3,955,182	$3,560,250	$3,951,334	$4,104,189	$4,441,986
Less: Intangible Assets At Period End		5,395	6,929	5,811	4,583	7,508	5,758	12,913
Tangible Assets as Period End	(d)	$3,406,110	$3,783,083	$3,949,371	$3,555,667	$3,943,826	$4,098,431	$4,429,073
Tangible Common Equity to Tangible Assets	(c)/(d)	7.11%	6.87%	7.75%	8.95%	8.98%	9.58%	9.24%

(A) Annualized year to date as of September 30, 2016